Exhibit 99
DEARBORN BANCORP REPORTS FOURTH QUARTER
AND YEAR END RESULTS
     DEARBORN, Michigan, February 4, 2011 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank (“Bank”), today reported a net loss of $2,379,000 or $(0.31) per fully diluted common share for the three months ended December 31, 2010 compared to a net loss of $5,806,000 or $(0.76) per share for the three months ended December 31, 2009. For the year ended December 31, 2010, the Company’s net loss was $14,249,000 or $(1.86) compared to a net loss of $61,175,000 or $(8.00) for the same period in 2009. The Company’s Shareholders’ Equity of $26,959,000 equates to a tangible book value of $3.51 per share compared to the market closing price of $1.65 on December 31, 2010. In accordance with regulatory capital guidelines, the Bank remains “undercapitalized” at December 31, 2010.
     Historically, in 2009, the Company recorded a $25,851,000 valuation allowance against its entire deferred tax asset, recorded a $5,451,000 tax refund from the expansion of a net operating loss carryback from two years to five years, and wrote-off its remaining $3,997,000 intangible assets related to acquisitions completed in 2004 and 2007. Additionally, in March 2010, the Company recorded an additional $10,000,000 in provision for 2009 based on information that became available that was indicative of credit quality issues as of December 31, 2009. Regardless of the adjustments, 2010 was a substantial improvement over 2009 in terms of net loss, operating expenses, and net interest margin.
     At December 31, 2010 the Company’s total assets were $915,684,000 compared to $986,486,000 at December 31, 2009. Total loans were intentionally reduced from $833,136,000 to $735,851,000. Total deposits declined from $867,955,000 to $812,101,000. Cash and cash equivalents increased from $77,497,000 to $93,775,000, and securities available for sale increased from $45,964,000 to $54,561,000. During 2010, the Company focused on strategically reducing loan balances to conserve capital while increasing the liquidity of the balance sheet.
     Michael J. Ross, President and Chief Executive Officer of both the Company and the Bank, announced the financial results and commented, “We continue to operate in a troubled condition; however, 2010 began to show some positive signs of improvement. Non-performing assets peaked in March of 2010 at $138,494,000 and have slowly declined each quarter thereafter to $136,592,000, but still remain at elevated levels at year end. Included in the year end non-performing assets was $48,527,000 in troubled debt restructured loans which were all current according to their restructured terms. Net charge-offs for 2010 were $23,132,000 compared to $30,190,000 for 2009, an improvement of 24%. Other real estate owned also dropped from $23,435,000 to $21,502,000, an 8% decline. During the fourth quarter of 2010, due to the efforts of our Special Assets team, we had significant sales of other real estate owned in the amount of $8,081,000. During the quarter we began to receive multiple bids on bank owned properties versus nominal bids on properties marketed a year ago. We anticipate improvement going forward, primarily as a result of fewer additions to non-performing assets as well as a higher level of sales of other real estate owned resulting from a marginally more active real estate market in Southeast Michigan.”

     Mr. Ross continued, “The core operations of the Company continue to produce income to offset the high cost of FDIC insurance premiums and the defaulted loan expense associated with resolving problem assets which were $4,125,000 and $4,372,000, respectively for 2010. The net interest margin grew to 3.93% for the quarter ended December 31, 2010 compared to 3.14% a year ago, primarily as a result of improved deposit pricing. Additionally, management continues to maintain tight control over operations and has reduced expenses in the areas of wages, occupancy, marketing, stationery and supplies, data processing as well as certain discretionary expenses during 2010.
     Ross concluded, “While we have shown some positive signs in 2010, the determining factor as to whether the Company can be solidly profitable in future quarters remains dependent upon the appraised value of collateral and level of charge-offs and write-downs. Thus, our primary concerns for 2011 are the recovery of the Michigan economy, credit quality, and the stability or improvement of the underlying collateral values in our loan portfolio.”
     Dearborn Bancorp, Inc. is a registered bank holding company. Its sole banking subsidiary is Fidelity Bank. The Bank operates 17 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
CONTACT: Michael J. Ross, President & CEO, at (313) 565-5700 or Jeffrey L. Karafa, CFO, at (313) 381-3200.

Forward-Looking Statements
This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Actual results and outcomes may materially differ from what is expressed in forward-looking statements. Dearborn Bancorp undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; actions by bank regulators; availability of capital; changes in local real estate values; changes in the national and local economy; and other factors, including risk factors disclosed from time to time in filings made by Dearborn Bancorp with the Securities and Exchange Commission. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (Unaudited)

	December 31,
(Dollars, in thousands)	2010	2009
ASSETS
Cash and cash equivalents
Cash and due from banks	$6,645	$7,803
Federal funds sold	55	156
Interest bearing deposits with banks	87,075	69,538

Total cash and cash equivalents	93,775	77,497

Mortgage loans held for sale	353	1,129
Securities available for sale	54,561	45,964
Securities held to maturity	250	336
Federal Home Loan Bank stock	3,605	3,698
Loans
Loans	735,851	833,136
Allowance for loan losses	(27,971)	(35,125)

Net loans	707,880	798,011

Premises and equipment, net	19,195	20,194
Real estate owned	21,502	23,435
Accrued interest receivable	3,286	3,562
Other assets	11,277	12,660

Total assets	$915,684	$986,486

LIABILITIES
Deposits
Non-interest bearing deposits	$88,266	$83,873
Interest bearing deposits	723,835	784,082

Total deposits	812,101	867,955

Other liabilities
Federal Home Loan Bank advances	63,716	63,855
Accrued interest payable	1,056	1,046
Other liabilities	1,852	1,685
Subordinated debentures	10,000	10,000

Total liabilities	888,725	944,541

STOCKHOLDERS’ EQUITY
Common stock — no par value 100,000,000 shares authorized, 7,685,705 and 7,687,470 shares outstanding in 2010 and 2009, respectively	132,082	131,929
Retained earnings	(104,098)	(89,850)
Accumulated other comprehensive income (loss)	(1,025)	(134)

Total stockholders’ equity	26,959	41,945

Total liabilities and stockholders’ equity	$915,684	$986,486

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands, except share data)	2010	2009	2010	2009
Interest income
Interest on loans	$11,026	$13,042	$45,668	$53,273
Interest on securities, available for sale	366	122	967	589
Interest on deposits with banks	121	101	337	374
Interest on federal funds	0	3	1	17

Total interest income	11,513	13,268	46,973	54,253

Interest expense
Interest on deposits	2,381	4,731	11,427	20,993
Interest on other liabilities	314	531	1,467	2,374

Total interest expense	2,695	5,262	12,894	23,367

Net interest income	8,818	8,006	34,079	30,886
Provision for loan losses	3,575	12,341	15,978	50,863

Net interest income (loss) after provision for loan losses	5,243	(4,335)	18,101	(19,977)

Non-interest income
Service charges on deposit accounts	359	381	1,448	1,499
Fees for other services to customers	29	31	149	126
Gain on the sale of loans	101	99	279	352
Gain (loss) on the sale of securities	0	(1)	539	490
Other than temporary impairment on securities, held to maturity
Portion of loss recognized in other comprehensive income before taxes
Net impairment losses recognized in earnings	0	0	0	(414)
Gain (loss) on the sale of real estate owned	(470)	18	(476)	(139)
Loss on the write-down of real estate owned	(1,029)	(267)	(6,338)	(2,766)
Other income	122	113	393	383

Total non-interest income	(888)	374	(4,006)	(469)

Non-interest expense
Salaries and employee benefits	3,189	3,317	12,436	12,974
Occupancy and equipment expense	767	870	3,255	3,623
Amortization of intangible expense	0	0	0	595
Impairment of other intangible assets	0	0	0	3,997
FDIC assessment	975	990	4,125	2,843
Advertising and marketing	44	60	146	237
Stationery and supplies	63	89	292	429
Professional services	210	209	1,172	807
Data processing	182	220	722	905
Defaulted loan expense	1,099	1,110	4,372	4,624
Other operating expenses	493	431	2,012	1,686

Total non-interest expense	7,022	7,296	28,532	32,720

Income before federal income tax expense	(2,667)	(11,257)	(14,437)	(53,166)
Income tax expense (benefit)	(288)	(5,451)	(188)	8,009

Net loss	($2,379)	($5,806)	($14,249)	($61,175)

Per share data:
Net loss — basic	($0.31)	($0.76)	($1.86)	($8.00)
Net loss — diluted	($0.31)	($0.76)	($1.86)	($8.00)

Weighted average number of shares outstanding — basic	7,645,940	7,645,940	7,645,940	7,645,076
Weighted average number of shares outstanding — diluted	7,645,940	7,645,940	7,645,940	7,645,076

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
ASSETS
Cash and cash equivalents
Cash and due from banks	$6,645	$7,136	$7,088	$8,047	$7,803
Federal funds sold	55	56	57	57	156
Interest bearing deposits with banks	87,075	70,216	67,056	70,898	69,538

Total cash and cash equivalents	93,775	77,408	74,201	79,002	77,497

Mortgage loans held for sale	353	572	1,169	758	1,129
Securities	54,811	46,622	46,507	46,267	46,300
Federal Home Loan Bank stock	3,605	3,698	3,698	3,698	3,698
Loans
Loans	735,851	760,683	783,032	813,961	833,136
Allowance for loan loss	(27,971)	(29,831)	(31,574)	(30,288)	(35,125)

Net loans	707,880	730,852	751,458	783,673	798,011

Bank premises and equipment, net	19,195	19,415	19,724	19,973	20,194
Other real estate	21,502	25,043	23,976	24,467	23,435
Other intangible assets	—	—	—	—	—
Accrued interest receivable	3,286	3,301	3,181	3,595	3,562
Other assets	11,277	9,820	9,199	9,266	12,660

Total assets	$915,684	$916,731	$933,113	$970,699	$986,486

LIABILITIES
Deposits
Non-interest bearing deposits	$88,266	$87,205	$91,447	$86,407	$83,873
Interest bearing deposits	723,835	722,213	736,217	765,610	784,082

Total deposits	812,101	809,418	827,664	852,017	867,955

Other liabilities
Federal Home Loan Bank advances	63,716	63,716	63,799	63,799	63,855
Other liabilities	1,692	972	942	956	1,685
Accrued interest payable	1,216	2,471	745	747	1,046
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	888,725	886,577	903,150	927,519	944,541

Total stockholders’ equity	26,959	30,154	29,963	43,180	41,945

Total liabilities and stockholders’ equity	$915,684	$916,731	$933,113	$970,699	$986,486

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS

	Quarter ended
(Dollars, in thousands)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

INTEREST INCOME
Interest on loans, including fees	$11,026	$11,328	$11,536	$11,778	$13,042
Interest on other earning assets	487	391	221	206	226

Total interest income	11,513	11,719	11,757	11,984	13,268

INTEREST EXPENSE
Interest on deposits	2,381	2,578	2,925	3,543	4,731
Interest on other liabilities	314	391	376	386	531

Total interest expense	2,695	2,969	3,301	3,929	5,262

Net interest income	8,818	8,750	8,456	8,055	8,006
Provision for loan loss	3,575	500	11,803	100	12,341

Net interest income (loss) after provision for loan loss	5,243	8,250	(3,347)	7,955	(4,335)

NON-INTEREST INCOME
Deposit service charges	388	401	429	379	412
Gain on the sale of loans	101	54	66	58	99
Loss on the sale or write-down of real estate	(1,499)	(998)	(3,650)	(667)	(249)
Other	122	561	78	171	112

Total non-interest income (loss)	(888)	18	(3,077)	(59)	374

NON-INTEREST EXPENSE
Salaries and employee benefits	3,189	3,050	3,078	3,119	3,317
Occupancy and equipment expense	767	857	777	854	870
Impairment of goodwill and other intangible assets	—	—	—	—	—
Other expense	3,066	3,630	3,350	2,795	3,109

Total non-interest expense	7,022	7,537	7,205	6,768	7,296

Income (loss) before income tax provision	(2,667)	731	(13,629)	1,128	(11,257)
Income tax provision (benefit)	(288)	100	0	0	(5,451)

Net income (loss)	($2,379)	$631	($13,629)	$1,128	($5,806)

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

EARNINGS SUMMARY
Net interest income	$8,818	$8,750	$8,456	$8,055	$8,006
Provision for loan loss	$3,575	$500	$11,803	$100	$12,341
Total non-interest income	($888)	$18	($3,077)	($59)	$374
Total non-interest expense	$7,022	$7,537	$7,205	$6,768	$7,296
Income taxes (benefit)	($288)	$100	$0	$0	($5,451)
Net income (loss)	($2,379)	$631	($13,629)	$1,128	($5,806)
Basic earnings per share	($0.31)	$0.08	($1.78)	$0.15	($0.76)
Diluted earnings per share	($0.31)	$0.08	($1.78)	$0.15	($0.76)

MARKET DATA
Book value per share	$3.51	$3.92	$3.90	$5.62	$5.46
Tangible book value per share	$3.51	$3.92	$3.90	$5.62	$5.46
Market value per share	$1.65	$1.79	$1.87	$1.11	$0.46
Average basic common shares	7,645,940	7,645,940	7,645,940	7,645,940	7,645,940
Average diluted common shares	7,645,940	7,645,940	7,645,940	7,645,940	7,645,940
Period end common shares	7,685,705	7,685,705	7,685,705	7,687,470	7,687,470

PERFORMANCE RATIOS
Return on average assets	-1.02%	0.27%	-5.67%	0.44%	-2.20%
Return on average equity	-29.72%	7.92%	-123.92%	10.50%	-45.21%
Net interest margin (FTE)	3.93%	3.89%	3.68%	3.47%	3.14%
Efficiency ratio	74.47%	77.18%	79.80%	78.13%	84.55%

ASSET QUALITY
Net charge-offs (YTD)	$23,132	$17,697	$15,454	$4,937	$30,190
Nonperforming loans	$115,090	$112,000	$113,676	$114,027	$108,761
Other real estate	$21,502	$25,043	$23,976	$24,467	$23,435
Nonperforming loans to total loans	15.64%	14.72%	14.52%	14.01%	13.05%
Nonperforming assets to total assets	14.92%	14.95%	14.75%	14.27%	13.40%
Allowance for loan loss to total loans	3.80%	3.92%	4.03%	3.72%	4.22%

CAPITAL & LIQUIDITY
Average equity to average assets	3.42%	3.41%	4.58%	4.17%	4.87%
Tier 1 capital to risk weighted assets	4.91%	4.96%	4.63%	6.25%	6.10%
Total capital to risk weighted assets	6.19%	6.24%	6.07%	7.50%	7.39%
Loan to deposit ratio	90.61%	93.98%	94.61%	95.53%	95.99%
Loan to funding ratio	84.02%	87.12%	87.84%	88.88%	89.41%

END OF PERIOD BALANCES
Total portfolio loans	$735,851	$760,683	$783,032	$813,961	$833,136
Earning assets	$881,750	$881,847	$901,519	$935,639	$953,957
Total assets	$915,684	$916,731	$933,113	$970,699	$986,486
Deposits	$812,101	$809,418	$827,664	$852,017	$867,955
Total shareholders’equity	$26,959	$30,154	$29,963	$43,180	$41,945

AVERAGE BALANCES
Total portfolio loans	$750,443	$772,662	$801,464	$826,188	$851,447
Earning assets	$893,065	$892,406	$926,477	$941,959	$1,013,062
Total assets	$928,838	$926,017	$963,919	$1,045,938	$1,045,938
Deposits	$820,714	$818,691	$844,001	$854,071	$912,691
Total shareholders’equity	$31,761	$31,593	$44,114	$43,567	$50,956

DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMATION

(In thousands)	December 31
Category	2010	2009

Non-interest bearing
Demand	$88,267	$83,873

Interest bearing
Interest Checking	$73,107	$83,087
Money market	53,499	52,412
Savings	41,214	43,343
Time, under $100,000	291,478	301,829
Time, $100,000 and over	264,536	303,411

	723,834	784,082

	$812,101	$867,955

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

Troubled debt restructuring	$48,527	$39,714	$38,530	$31,737	$59,420
Loans over 90 days past due and still accruing	—	—	—	1,127	—
Non-accrual loans	66,563	72,286	75,146	81,163	49,341

Total non-performing loans	115,090	112,000	113,676	114,027	108,761
Other real estate and other repossessed assets	21,502	25,043	23,976	24,467	23,435

Total non-performing assets	$136,592	$137,043	$137,652	$138,494	$132,196

Net charge-offs (year to date)	$23,132	$17,697	$15,454	$4,937	$30,190
Allowance for loan losses	27,971	29,831	31,574	30,288	35,125
ASSET QUALITY RATIOS

	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

Non-accrual loans to total loans	9.05%	9.50%	9.60%	9.97%	5.92%
Non-performing loans to total loans	15.64%	14.72%	14.52%	14.01%	13.05%
Non-performing assets to total assets	14.92%	14.95%	14.75%	14.27%	13.40%
Loans over 90 days past due and still accruing to total loans	—%	—%	—%	0.14%	—%
Net charge-offs to average loans	2.94%	2.21%	1.90%	0.60%	3.40%
Allowance for loan losses to non-performing loans	24.30%	26.63%	27.78%	26.56%	32.30%
Allowance for loan losses to non-performing assets	20.48%	21.77%	22.94%	21.87%	26.57%
Allowance for loan losses to total loans	3.80%	3.92%	4.03%	3.72%	4.22%

Dearborn Bancorp, Inc.
Loan Information at December 31, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$25,871	$24,123	$0	$215	$0	$1,533	$1,115	$816	$114
Commercial Loans	121,015	100,252	5,600	1,475	0	13,688	6,571	6,055	3,125
Land Development — Residential	21,975	7,995	2,076	0	0	11,904	1,757	10,003	6,829
Land Development — Non Residential	9,970	4,236	0	4,000	0	1,734	972	300	1,786
Commercial Construction Loans — Residential	10,613	388	2,462	0	0	7,763	2,467	1,886	1,405
Commercial Construction Loans — Non Residential	12,568	706	11,545	0	0	317	2,674	36	1,314
Commercial Mortgage Loans	495,501	427,587	26,844	12,612	0	28,458	12,102	3,833	6,383
Residential Mortgage Loans	38,338	37,172	0	0	0	1,166	313	203	546

Totals	$735,851	$602,459	$48,527	$18,302	$0	$66,563	$27,971	$23,132	$21,502

Loan Information at September 30, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$27,391	$25,476	$0	$1,015	$0	$900	$586	$588	$114
Commercial Loans	126,573	104,470	5,780	2,728	0	13,595	7,937	3,643	2,695
Land Development — Residential	26,668	9,091	1,980	0	0	15,597	3,668	7,496	6,917
Land Development — Non Residential	9,374	8,056	0	0	0	1,318	863	300	1,786
Commercial Construction Loans — Residential	11,407	336	2,450	0	0	8,621	2,691	1,739	1,290
Commercial Construction Loans — Non Residential	17,370	14,170	3,200	0	0	0	1,985	36	1,948
Commercial Mortgage Loans	501,059	433,191	26,304	11,936	0	29,628	11,806	3,736	9,677
Residential Mortgage Loans	40,841	37,878	0	336	0	2,627	295	159	616

Totals	$760,683	$632,668	$39,714	$16,015	$0	$72,286	$29,831	$17,697	$25,043

Loan Information at June 30, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$28,017	$26,782	$0	$184	$0	$1,051	$1,176	$386	$114
Commercial Loans	134,199	108,465	6,916	4,684	0	14,134	5,037	2,664	2,012
Land Development — Residential	29,233	9,506	1,980	746	0	17,001	2,437	7,171	6,034
Land Development — Non Residential	9,427	8,108	0	0	0	1,319	1,815	300	1,786
Commercial Construction Loans — Residential	11,060	687	2,160	0	0	8,213	2,516	1,711	1,525
Commercial Construction Loans — Non Residential	17,935	14,402	3,200	0	0	333	4,413	36	2,869
Commercial Mortgage Loans	511,265	441,566	24,274	14,895	0	30,530	13,833	3,005	8,786
Residential Mortgage Loans	41,896	39,248	0	83	0	2,565	347	181	850

Totals	$783,032	$648,764	$38,530	$20,592	$0	$75,146	$31,574	$15,454	$23,976

Loan Information at March 31, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$28,623	$27,578	$0	$121	$0	$924	$1,041	$319	$127
Commercial Loans	141,338	113,803	7,412	7,374	0	12,749	3,663	1,506	2,441
Land Development — Residential	36,089	10,701	1,628	500	0	23,260	3,883	1,283	8,286
Land Development — Non Residential	9,711	7,026	0	0	1,127	1,558	1,055	229	1,802
Commercial Construction Loans — Residential	12,164	687	1,904	0	0	9,573	2,534	905	1,636
Commercial Construction Loans — Non Residential	20,813	17,943	0	0	0	2,870	4,246	36	0
Commercial Mortgage Loans	521,701	464,202	20,793	8,843	0	27,863	13,354	550	9,458
Residential Mortgage Loans	43,522	40,388	0	768	0	2,366	512	109	718

Totals	$813,961	$682,328	$31,737	$17,606	$1,127	$81,163	$30,288	$4,937	$24,468

Loan Information at December 31, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$29,386	$27,877	$0	$270	$0	$1,239	$819	$978	$127
Commercial Loans	144,630	113,361	20,162	2,019	0	9,088	6,498	4,539	2,456
Land Development — Residential	38,472	26,557	1,980	0	0	9,935	5,909	9,334	7,853
Land Development — Non Residential	11,644	8,346	306	0	0	2,992	807	4,364	384
Commercial Construction Loans — Residential	13,287	4,983	1,784	596	0	5,924	2,003	1,471	2,177
Commercial Construction Loans — Non Residential	20,061	16,502	0	0	0	3,559	3,450	1,981	0
Commercial Mortgage Loans	531,156	474,938	35,188	6,449	0	14,581	15,286	6,858	9,469
Residential Mortgage Loans	44,500	42,098	0	379	0	2,023	353	665	969

Totals	$833,136	$714,662	$59,420	$9,713	$0	$49,341	$35,125	$30,190	$23,435